Exhibit 10.30

Purchase Order with Lockheed Martin Dated April 1, 2005

Purchase Order Q50609867

Amendment Number: 0
Lockheed Martin Business Unit: Maritime Systems & Sensors - Riviera Bch

Order Date: 04/01/2005
Document Type: Purchase Order
Status: Accepted

Buyer
LOCKHEED MARTIN CORPORATION
LOCKHEED MARTIN SOUTHEAST
MATERIAL ACQUISITION CENTER
5600 SAND LAKE ROAD, MP 141
ORLANDO FL 32819

Order Contact: COLEMAN, PAUL
Telephone: 4073567707 Badge: 5CE2
Email: paul.a.coleman@lmco.com
Fax:

Seller
ID: NN9Z00
Corp ID: LM0230343
NOVINT TECHNOLOGIES
4900 CUTTING AVE N W
ALBUQUERQUE NM 87114

Confirmed With: W. AVILES
Confirmed Date: 04/01/2005

Bill To
ID: 057157257Q
LOCKHEED MARTIN SHARED SRVICES
ACCOUNTS PAYABLE CENTER
PO BOX 33085
LAKELAND FL 338073085

Ship To
ID: 057157257.
CAUTION:
THIS PO MAY CONTAIN MULTIPLE
ITEMS WITH DIFFERING SHIP-TO
ADDRESSES. SEE INDIVIDUAL, ITEMS FOR SHIP-TO
INFORMATION

FOB

Terms of Sale
Type: Discount Not Applicable
Basis: Invoice Receipt Date
Discount Percent:
Discount Days Due:
Net Days: 10
Discount Amount:
Description:
Day of Month:
Payment Method:

This transmittal is signed electronically by the procurement representative or buyer identified;
Upon acknowledgement by seller, this transmittal is signed electronically by Seller authorized representative;
written signature not required if signed electronically.

Lockheed Martin
Authorized Procurement Representative
Electronically signed by:
COLEMAN, PAUL Date 04/01/2005

Accepted
Seller Authorized Representative
Electronically signed by:
WALTER A. AVILES Date 04/12/2005

Purchase Order Q50609867

Amendment Number: 0
Lockheed Martin Business Unit: Maritime Systems & Sensors - Riviera Bch

Order Date: 04/01/2005
Document Type: Purchase Order
Status: Accepted

Carrier

Routing Sequence: Origin/Delivery Carrier (Any Mode)
Identification Qualifier:
Identification:
Transportation Method/Type:
Routing: SEE EACH LINE ITEM FOR ROUTING
Transit Direction:
Transit Time Direction Qualifier:
Transit Time Direction:
Service Level:

Order Details

Business System: 8146
Transmittal Date: 04/01/2005
Transmittal Time: 1317
Document Purpose: Original
Purchase Order Type: Stand-alone Order
Release Number:
Contract No:
Acknowledgement:
Supplier Ack Date: 04/12/2005
Supplier Name: WALTER A. AVILES
Invoice Type:
Contract Type: Labor Hours

Tax

Tax ID Number:
Jurisdiction:
Exemption Status:

Notes

This Purchase Order and attachment(s), if any, is being transmitted electronically and executed by electronic signature in lieu of a hard copy Purchase Order/Release and is the only document that the Seller will receive. By receipt and acknowledgment of this Purchase Order, or by performance, Seller agrees that this electronic Purchase Order shall have the same force and effect as if executed and sent in hard copy. Both parties agree that the validity of this Purchase Order shall not be contested on the basis that this Purchase Order contains an electronic signature. Seller certifies that those representations and certifications contained in the referenced terms and conditions are current and accurate.

Letters & Notes: PO HEADER TEXT

THIS IS A RATED CONTRACT CERTIFIED FOR NATIONAL DEFENSE. THE CONTRACTOR IS REQUIRED TO FOLLOW ALL PROVISIONS OF THE DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM REGULATION (15 CFR 700). THE RATING(S) ON THIS CONTRACT IS/ARE AS SPECIFIED BELOW.

ITEM	QUANTITY	DPAS	PRIME CONTRACT	ACCOUNT DISTRIBUTION
0001	1.0000	DO-C9	N00014-04-C-0032	329A410000

LOCKHEED MARTIN TERMS AND CONDITIONS CORPDOC 3, DATED NOVEMBER 2004 INCLUDING REPRESENTATIONS AND CERTIFICATIONS REQUIRED UNDER US GOVERNMENT PRIME CONTRACTS IS INCORPORATED HEREIN AND ALTHOUGH NOT ATTACHED, APPLIES TO THIS PURCHASE ORDER OR RFP/RFQ. BY ACCEPTING THIS ORDER OR SUBMITTING AN OFFER/PROPOSAL, SELLER ACKNOWLEDGES PRIOR RECEIPT OF CORPDOC3 AND CERTIFIES THOSE REPRESENTATIONS AND CERTIFICATIONS ARE CURRENT, ACCURATE AND COMPLETE. FOR ITEM

Continued...

REFERENCING A DOD PRIME CONTRACT, CORPDOC 3A, DATED NOVEMBER 2004, IS ALSO INCORPORATED BY REFERENCE AND SHALL APPLY TO THOSE ITEMS. FOR ITEMS REFERENCING A NASA PRIME CONTRACT, CORPDOC 3B, DATED NOVEMBER 2004 IS ALSO INCORPORATED BY REFERENCE AND SHALL APPLY TO THOSE ITEMS. FOR ITEMS REFERENCING A DOE PRIME CONTRACT, CORPDOC 3C, DATED NOVEMBER 2004, IS ALSO INCORPORATED BY REFERENCE AND SHALL APPLY TO THOSE ITEMS. COPIES OF LOCKHEED MARTIN TERMS AND CONDITIONS MAY BE OBTAINED FROM THE LOCKHEED MARTIN PROCUREMENT REPRESENTATIVE ISSUING THIS ORDER OR BY ACCESS TO LOCKHEED MARTIN'S SUPPLIERNET WEB SITE AT THE FOLLOWING URL ADDRESS (USE LOWER CASE LETTERS):
HTTP://WWW.LOCKHEEDMARTIN.COM/SUPPLIERNET
REFERENCE SCM/RIN MISSION PLANNING/ANALYSIS/EVALUATION SOFTWARE - DNC SUPPORT ADDITION PROPOSAL - REVISION 30 MAR 05
THIS NOTE APPLIES TO ALL SOCKET HEAD TYPE FASTENERS: SOCKETS SHALL BE FREE OF ALL BURRS, CHIPS OR SLIVERS. NON-CONFORMING FASTENERS WILL BE RETURNED AT SUPPLIER'S EXPENSE.
OUR PO# MUST APPEAR ON ALL CORRESPONDENCE, PACKAGES, AND SHIPPING DOCUMENTS.
.
LOCKHEED MARTIN CORPORATION'S POLICY IS IN FULL COMPLIANCE WITH ANTI-KICKBACK PROCEDURES (FAR 52.203.7). TO REPORT A SUSPECTED VIOLATION CALL 1-800-LM-ETHIC (1-800-563-8442).
.
ACCOUNTS PAYABLE EMAIL ADDRESS: CUSTOMER.SERVICE-AP.DP-LKLD @LMCO.COM AND CUSTOMER SERVICE HELP LINE: 863-644-0631

Purchase Order Q50609867

Amendment Number: 0
Lockheed Martin Business Unit: Maritime Systems & Sensors - Riviera Bch

Order Date: 04/01/2005
Document Type: Purchase Order
Status: Accepted

Line	Item	Quantity	Unit	Price	Price Unit	Currency	Eng Chg	Item Total
0001	SEE DESC	1	Each	$0.00	Price per Each			$13,000.00

Description

Part Number Description: SEE BELOW

Charge Information

Charge - Service Charge, Amount: 13000.00, Quantity: Charge to be Paid by Customer

Schedule

Quantity: 1, UM: EA, Required Date (Date Due - Contract): 05/06/2005

Item Ship To

ID: 057157257QS10
PERRY TECHNOLOGIES
LOCKHEED MARTIN CORP
1700 US 1
RIVIERA BEACH FL 33404

Condition of Sale

No Substitution Allowed
Manufacturer
SEE TEXT FOR APPROVED SUPPLIER/MANUFACTURER

Carrier

Routing Sequence: Origin/Delivery Carrier (Any Mode)
Routing: NONREC

Tax

Tax ID Number: SEE TEXT
Exemption Status: 3 Exempt (For Resale)

Notes

Letters & Notes: PO LINE ITEM TEXT

```
APPROVED SUPPLIER/MANUFACTURER:
NOVINT TECHNOLOGIES
ALBUQUERQUE                 NM87114
SOURCE INSPECTION REQUIREMENTS:  NO SI REQ'D - GROUP2
      THE FOLLOWING CLAUSES APPLY TO THIS LINE ITEM (SEE LEGEND):
012151892 T00107
               LEGEND TO TEXT OF INVOKED CLAUSES
 012151892 CODE R6 PROJECT 329A MISSION PLANNING AT
           TACHMENTS SEE ATTACHMENT
 T00107    FLORIDA SALES TAX UNIT EXEMPTION

           BUYER CERTIFIES THAT THE PROPERTY PURCHASED (OR LEASED)
           OR SERVICE PURCHASED HEREUNDER IS EXEMPT BECAUSE
           (REFERENCE TAX STATUS FIELD ABOVE):
```

Continuation of Line Item 0001

A. PROPERTY OR SERVICE WILL BE RESOLD OR RENTED IN ORDINARY COURSE OF PURCHASER'S BUSINESS CONDUCTED UNDER FLORIDA SALES TAX REGISTRATION NUMBER 580015163132.

B. PROPERTY WILL BE DIRECTLY USED BY PURCHASER IN HIS MANUFACTURING OPERATIONS WHICH ARE PERFORMED AS A BUSINESS.

THE BUYER IS AUTHORIZED TO EXECUTE THIS CERTIFICATE AND CLAIM THIS EXEMPTION (IF SO STATED IN TAX STATUS FIELD ABOVE). MISUSE OF THIS CERTIFICATE BY SELLER, LESSOR, BUYER, LESSEE, OR THEIR REPRESENTATIVES IS PUNISHABLE BY FINE AND IMPRISONMENT.

Total: $13,000.00

End of Document